EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

                         Carriage Funeral Holdings, Inc.
                           CFS Funeral Services, Inc.
                         Carriage Holding Company, Inc.
                   Carriage Funeral Services of Michigan, Inc.
                     Carriage Funeral Services of Ohio, Inc.
                       CFS Funeral Services of Ohio, Inc.
                       The Lusk Funeral Home, Incorporated
                        James E. Drake Funeral Home, Inc.
                       Hennessy-Bagnoli Funeral Home, Inc.
                    Carriage Funeral Services of Idaho, Inc.
                       Dwayne R. Spence Funeral Home, Inc.
                   Carriage Funeral Services of Kentucky, Inc.
                    Ceballos-Diaz Funeral Home, Incorporated
                Carriage Funeral Services of South Carolina, Inc.
                            Palms Memorial Park, Inc.
                 Carriage Funeral Services of Connecticut, Inc.
                    CFS Funeral Services of Connecticut, Inc.
                    CSI Funeral Services of Connecticut, Inc.
                   Carriage Funeral Services of Indiana, Inc.
                    Carriage Funeral Services of Texas, Inc.
                                Watson & King Co.
                     Frank J. Calcaterra Funeral Home, Inc.
                  Carriage Funeral Services of California, Inc.
                           Dakan Funeral Chapel, Inc.
                        Hillcrest Memorial Gardens, Inc.
                       Richmond County Memorial Park, Inc.
                            Bryan Funeral Home, Inc.
                         Cox Funeral Home, Incorporated
                           Wilson & Kratzer Mortuaries
                           Rolling Hills Memorial Park
                           Stevens Funeral Homes, Inc.
                        Grandview Memorial Gardens, Inc.
                    Carriage Funeral Services of Kansas, Inc.
                      CFS Funeral Services of Kansas, Inc.
                         CFS Services of Kentucky, Inc.
                         CFS Services of Illinois, Inc.
                     CFS Funeral Services of New York, Inc.